UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 23, 2019

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Harbor Place

302 Knights Run Avenue, Suite 1200

Tampa, Florida 33602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value $0.01 per share)	OSG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 8 – Other Events

Item 8.01 Other Events

On December 26, 2019, Overseas Shipholding Group, Inc. (“OSG”) issued a press release announcing that certain of its wholly owned subsidiaries (the “Purchasers”) entered into agreements (the “Purchase Agreements”) with BP AMI Leasing Inc. and BP Oil Shipping Company USA (collectively, “BP”) to purchase U.S.-flagged crude oil carrier vessels (the “Purchased Vessels”) currently operated by Alaska Tanker Company, LLC (“ATC”). A copy of OSG’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Purchasers entered into the Purchase Agreements to acquire the Purchased Vessels from BP on December 23, 2019. The Purchase Agreements required the Purchasers to pay a deposit equal to 20% of the aggregate purchase price for the Purchased Vessels to BP upon the execution of the Purchase Agreements, with the balance of the consideration for the Purchased Vessels to be paid at closing. The vessel purchases are subject to several closing conditions, including the receipt of approval from U.S. Coast Guard and the Maritime Administration under the U.S. Department of Transportation, as well as receipt of Alaska regulatory approval and other customary closing conditions. Concurrently with the closing of the vessel purchases, the Purchasers will enter into bareboat charters for each of the Purchased Vessels with ATC and ATC will concurrently enter into back-to-back time charters for each of the Purchased Vessels with BP Exploration (Alaska) Inc. (“BP Alaska”) as charterer. As part of its acquisition of the Purchased Vessels, OSG will also acquire the remaining 62.5% interest in ATC that it does not currently own.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, OSG has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: December 30, 2019	By:	/s/ Richard Trueblood
Richard Trueblood
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 26, 2019.